Putnam
Global Natural
Resources
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms to benefit shareholders, including increasing the amount of disclosure for our funds. Our shareholder reports now include information that enables you to estimate the amount you paid for ongoing expenses such as management fees and distribution (or 12b-1) fees, and that measures portfolio turnover, the rate at which your fund buys and sells portfolio securities, which can affect its return and its taxable distributions to shareholders. This new information also enables you to compare your fund's expenses and portfolio turnover rate with those of other similar funds tracked by Lipper, an independent fund-rating company. We have also introduced a risk comparison that illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. These comparisons should be valuable to you and your financial advisor as you make your investment decisions.

We are also pleased to announce that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. All three have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard
B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley would be independent trustees (i.e., trustees who are not "interested persons" of your fund or its investment adviser). Charles E. Haldeman, Jr., the third nominee, is President and Chief Executive Officer of Putnam Investments. Proxy voting is now underway to elect the new and existing Trustees of the Putnam funds, as well as to address other issues specific to individual funds. If you have not already returned your proxy, we urge you to do so. If you need any assistance, please contact Putnam at 1-800-225-1581 or call your financial advisor.

Putnam Global Natural Resources Fund delivered respectable results for the 12 months ended August 31, 2004. In the following pages, the managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 20, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended August 31, 2004, Putnam Global Natural
   Resources Fund's class A shares returned 27.12% without sales charges and 19.83% with maximum sales charges reflected.

 * The fund's benchmark, the S&P 500 Index,  gained 11.46%.

 * The average return for the fund's Lipper category, Natural Resources Funds, was 29.71%.

Performance commentary

Putnam Global Natural Resources Fund recorded robust absolute returns for the fiscal year ended August 31, 2004, a period that favored natural-resource stocks. The industries emphasized in the portfolio, energy and basic materials, fared particularly well, enabling fund results at net asset value (NAV) to substantially exceed those of its benchmark.

The fund's Lipper peer group includes some mutual funds that employ highly specialized strategies within the natural-resources sector and place a greater emphasis on certain sectors at times. These funds benefited from a major focus on energy-related stocks, which outperformed during the period. Your fund pursues a more diversified strategy that features exposure to a variety of natural-resource industries, including both energy-related and basic-materials areas such as metals, chemicals, and paper. We believe the fund's relatively broad-based approach to natural-resource investing likely accounted for the fund's underperformance versus its Lipper category for the period.

TOTAL RETURN FOR
PERIODS ENDED 8/31/04

Class A
(inception 7/24/80)           NAV             POP
--------------------------------------------------
1 year                      27.12%          19.83%
--------------------------------------------------
5 years                     42.05           33.87
Annual average               7.27            6.01
--------------------------------------------------
10 years                   153.58          138.97
Annual average               9.75            9.10
--------------------------------------------------
Annual average
(life of fund)               7.25            6.99
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnam.com. A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


FUND PROFILE

Putnam Global Natural Resources Fund seeks capital appreciation by investing in stocks of companies in the energy and natural resources industries. The fund targets companies in markets worldwide, in industries such as oil and gas, chemicals, metals and mining, utilities, and paper and forest products. The fund may be appropriate for investors seeking long-term growth of capital.


Market overview

In the first six months of the fund's fiscal year, global equity markets saw an extension of the rally that began in March 2003, fueled by relatively stable geopolitical conditions, large U.S. tax cuts, and signs of accelerating global economic growth amid low inflation and interest rates. However, by the early spring of 2004, soaring oil prices, revived geopolitical concerns, and expectations of rising interest rates began to dampen investor sentiment, causing market momentum to falter.

The performance of natural-resource stocks, especially those of energy-related companies, contrasted significantly with the overall market slowdown. These stocks generally rallied over the twelve-month period, benefiting from continued global economic expansion and the resulting upward pressure on energy prices. The dramatic pace of economic growth in Asia, led by China and India, as well as continued expansion in the United States, boosted global demand for oil, metals, and coal. At the same time, heightened insecurity about the stability of supplies from major crude oil producing countries added a so-called "risk premium" to prices.

Also during the period, a worldwide boom in construction lifted the shares of building-materials companies. Chemical issues posted solid but relatively less robust returns; most were able to maintain margins in the face of higher costs for raw materials, which are primarily derived from petroleum.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     11.46%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 5.36%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  17.52%
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                       15.61%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.13%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          7.10%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               10.33%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/04.
-------------------------------------------------------------------------------

Strategy overview

As always, the fund's overarching strategy is to identify and invest in stocks that we believe have significant upside potential over a medium- to long-term horizon. To guide the fund in this strategy, the portfolio management team focuses on valuation as well as emerging industry trends. For example, during the fiscal year we favored deep-water oil field service and drilling companies that were trading at a discount to mid-cycle earnings as we were forecasting a recovery in deep-water drilling activity. We also favored building-materials companies -- specifically those with exposure to growing markets with limited supply such as Florida.

We believe that companies with Asian refinery exposure are poised to benefit from improved margins as the industry's long-standing overcapacity begins to shrink. We are positioning the portfolio to take advantage of these developments.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                      as of 2/29/04       as of 8/31/04

Oil and gas               64.2%               65.9%

Energy/energy
services                  16.8%               10.3%

Chemicals                 12.2%                8.5%

Metals                     1.0%                7.1%

Coal                       0.0%                2.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Integrated oil companies, the single largest industry weighting in the portfolio, posted hefty gains over the period and made a major contribution to fund performance. As we had anticipated, Amerada Hess staged a remarkable rebound as the company started to deliver on the early stages of its turnaround. Holdings of ExxonMobil and U.K. firm BP also posted handsome gains. We have reduced the fund's position in BP, choosing to take profits as investors have amply rewarded the company's promising outlook for production growth. Shares of ExxonMobil have also recorded sizeable gains; but in this case, we maintained a large position through period-end in the belief that this company will deliver industry-leading results in the years to come. Our position in Varco International, another turnaround story in the energy sector, was similarly profitable.

Several portfolio holdings were especially leveraged to, and therefore benefited disproportionately from, higher oil prices. Independent oil producer Canadian Natural Resources was one of the best-performing stocks in the portfolio. With stronger operating cash flows, the company is building the financial reserves to fund future projects. The earnings of another major contributor, Statoil (Norway), are similarly keyed to the level of oil prices due to high operating costs in its North Sea fields; its earnings and shares have risen on record oil prices.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

(Percent of fund's net assets as of 8/31/04)

 1 Exxon Mobil Corp (9.3%)
   Oil and gas

 2 ChevronTexaco Corp. (6.7%)
   Oil and gas

 3 Royal Dutch Petroleum Co. (Netherlands) (6.2%)
   Oil and gas

 4 Amerada Hess Corp. (4.5%)
   Oil and gas

 5 ENI SpA (Italy) (4.4%)
   Oil and gas

 6 ConocoPhillips (4.2%)
   Oil and gas

 7 Imperial Oil, Ltd. (Canada) (3.6%)
   Oil and gas

 8 Total SA Class B ADR (France) (3.6%)
   Oil and gas

 9 Noble Corp. (Cayman Islands) (3.5%)
   Oil and gas

10 Marathon Oil Corp. (3.2%)
   Oil and gas

Footnote reads:
The fund's holdings will change over time.


Among metals, the fund's position in aluminum producer Alcoa was another major contributor. The company benefited from surging global demand for its products. Our purchase of Placer Dome, a Canadian gold producer, in early spring was similarly fortuitous. We took advantage of a sell-off in gold prices in 2003 to acquire shares in this company in early 2004, a call that proved rewarding in subsequent months. Our reduced emphasis on paper companies also aided relative returns in the period, as returns in this industry trailed those of other natural-resource sectors.

Several of the fund's chemicals holdings, such as Ciba Specialty Chemical (Switzerland) and BASF (Germany), lagged their industry due to rising feedstock costs. Ciba, moreover, performed poorly on disappointing earnings and concerns about possible acquisitions that might dilute per-share earnings and curtail stock buybacks. We think the firm's problems are short-term and that its stock has been unduly penalized; consequently, we increased our position during the latter half of the period.

The positive performance of Halliburton, an oil-field service company that is a substantial fund holding, was somewhat dampened by concerns about its contracts in Iraq and the slow resolution of its asbestos settlement. We believe Halliburton is currently significantly undervalued and continue to maintain a position in the stock.

During the period we purchased or added to several coal-stock holdings (CONSOL Energy, Peabody Energy, Massey Energy) as we believe that coal has an excellent future over the next several years. However, by the time we had acquired these positions, the industry had already achieved most of its gains for the period.

We sold our position in Yukos Oil, Russia's largest oil producer, at the end of 2003. The company's shares have plummeted amid a protracted struggle with the Russian government over legal and taxation issues, detracting from fund returns until the position was sold.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Global Equity Research Team.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In coming months, we expect oil prices to recede from their recent peaks but remain above mid-cycle levels. OPEC has begun to increase production in response to higher prices; furthermore, in our view, the "risk premium" arising from uncertainty about the political stability of many key sources of supply, such as Iraq and Venezuela, will eventually be reduced. Nevertheless, oil and gas and related industries should continue to generate substantial revenues and earnings, and we expect the sector to continue to make up the bulk of the fund's holdings.

We are optimistic about the prospects for coal over the next three to five years. We believe that it will take at least that long for substantial new supplies of natural gas from liquefied natural gas (LNG) and Alaska to come on-stream (natural gas is a principal competitor of coal as a fuel for electrical-power generation). Meanwhile, global supplies are tightening: China has stopped exporting coal because of its own growing needs.

Basic-materials stocks have rallied strongly, but we believe that there is still some upside potential for stocks in this sector as economic expansion progresses. Conversely, we continue to hold a negative view on prospects for the paper industry. We believe that profit margins for these companies will likely be squeezed by substantial capacity coming on-stream in Brazil.

Whatever the future direction of markets, we believe the fund's strategy of targeting stocks of competitively positioned companies selling below what we consider their long-term business worth will continue to serve the fund well.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly.


Performance summary

This section shows your fund's performance during its fiscal year, which ended August 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (7/24/80)              (2/1/94)             (7/26/99)              (7/3/95)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    27.12%     19.83%     26.18%     21.18%     26.16%     25.16%     26.46%     22.01%     26.83%
---------------------------------------------------------------------------------------------------------------------------
5 years                   42.05      33.87      36.71      34.71      36.69      36.69      38.40      33.55      40.32
Annual average             7.27       6.01       6.45       6.14       6.45       6.45       6.72       5.96       7.01
---------------------------------------------------------------------------------------------------------------------------
10 years                 153.58     138.97     135.31     135.31     135.16     135.16     140.86     132.38     147.41
Annual average             9.75       9.10       8.93       8.93       8.93       8.93       9.19       8.80       9.48
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.25       6.99       6.36       6.36       6.39       6.39       6.63       6.47       6.99
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/04
-----------------------------------------------------------------------
                                                Lipper Natural
                                               Resources Funds
                            S&P 500 Index      category average*
-----------------------------------------------------------------------
1 year                          11.46%              29.71%
-----------------------------------------------------------------------
5 years                         -9.91               68.54
Annual average                  -2.07               10.15
-----------------------------------------------------------------------
10 years                       176.14              206.63
Annual average                  10.69               11.52
-----------------------------------------------------------------------
Annual average
(life of fund)                  12.90                9.09
-----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 8/31/04, there were 77, 56, and 21 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/31/94 to 8/31/04

                   Fund's class A        Standard & Poor's
Date                shares at POP            500 Index

8/31/94                 9,425                 10,000
8/31/95                10,470                 12,145
8/31/96                12,035                 14,419
8/31/97                15,813                 20,280
8/31/98                11,806                 21,922
8/31/99                16,824                 30,652
8/31/00                18,854                 35,655
8/31/01                18,242                 26,959
8/31/02                16,918                 22,108
8/31/03                18,799                 24,775
8/31/04               $23,897                $27,614

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $23,531 and $23,516, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $24,086 ($23,238 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $24,741. See first page of performance section for performance calculation method.


------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 8/31/04
------------------------------------------------------------------------------------
                   Class A       Class B       Class C       Class M       Class R
------------------------------------------------------------------------------------
Share value:      NAV    POP        NAV          NAV        NAV    POP       NAV
------------------------------------------------------------------------------------
8/31/03          $17.92 $19.01     $17.42       $17.62     $17.80 $18.45       --
------------------------------------------------------------------------------------
12/1/03+             --     --         --           --         --     --   $18.32
------------------------------------------------------------------------------------
8/31/04           22.78  24.04++    21.98        22.23      22.51  23.33    22.74
------------------------------------------------------------------------------------

 * The fund made no distributions during the period.

 + Inception for class R.

++ Reflects a reduction in sales charges that took effect on January 28, 2004.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (7/24/80)              (2/1/94)             (7/26/99)              (7/3/95)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                    41.01%     32.87%     39.90%     34.89%     39.92%     38.92%     40.25%     35.34%     40.70%
---------------------------------------------------------------------------------------------------------------------------
5 years                   58.35      49.26      52.48      50.48      52.44      52.44      54.35      48.92      56.48
Annual average             9.63       8.34       8.80       8.52       8.80       8.80       9.07       8.29       9.37
---------------------------------------------------------------------------------------------------------------------------
10 years                 176.31     160.44     156.08     156.08     156.16     156.16     162.39     153.25     169.58
Annual average            10.70      10.05       9.86       9.86       9.86       9.86      10.13       9.74      10.43
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.57       7.31       6.68       6.68       6.70       6.70       6.94       6.79       7.31
---------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Natural Resources Fund from March 1, 2004, to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 8/31/04
---------------------------------------------------------------------------
                     Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                $6.84     $10.70     $10.70      $9.42      $8.13
---------------------------------------------------------------------------
Ending value (after
expenses)          $1,061.50  $1,057.20  $1,057.10  $1,058.30  $1,059.60
---------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2004, use the calculation method below. To find the value of your investment on March 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 03/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 3/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.84 (see table above) = $68.40
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 8/31/04
----------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Expenses paid per
$1,000*               $6.70     $10.48     $10.48      $9.22      $7.96
----------------------------------------------------------------------------
Ending value (after
expenses)         $1,018.50  $1,014.73  $1,014.73  $1,015.99  $1,017.24
----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
----------------------------------------------------------------------------
Your fund's annualized
expense ratio+            1.32%      2.07%      2.07%      1.82%      1.57%
----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                   1.53%      2.28%      2.28%      2.03%      1.78%
----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Global
Natural Resources
Fund                        74%       131%       138%       102%       200%
------------------------------------------------------------------------------
Lipper Natural Resources
Funds category
average                    275%       257%       275%       320%       503%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 6/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.25

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 9/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund, including the fund's portfolio, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund, as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
October 6, 2004


The fund's portfolio
August 31, 2004

Common stocks (99.3%) (a)
Number of shares                                                          Value

Building Materials (0.7%)
-------------------------------------------------------------------------------
        41,100 Vulcan Materials Co.                                  $1,959,237

Chemicals (8.5%)
-------------------------------------------------------------------------------
         6,321 Air Liquide (France)                                     991,559
        78,771 BASF AG (Germany)                                      4,266,048
        51,099 Ciba Specialty Chemicals AG
               (Switzerland) (NON)                                    3,107,868
       208,439 Dow Chemical Co. (The)                                 8,923,274
       103,300 E.I. du Pont de Nemours & Co.                          4,365,458
       275,230 Reliance Industries, Ltd. (India)                      2,825,683
                                                                 --------------
                                                                     24,479,890

Coal (2.2%)
-------------------------------------------------------------------------------
        77,023 CONSOL Energy, Inc.                                    2,470,898
        64,800 Massey Energy Co.                                      1,783,296
        37,400 Peabody Energy Corp.                                   1,994,168
                                                                 --------------
                                                                      6,248,362

Construction (2.0%)
-------------------------------------------------------------------------------
     1,301,145 Aggregate Industries PLC (United
               Kingdom)                                               2,056,825
       166,960 CRH PLC (Ireland)                                      3,792,964
                                                                 --------------
                                                                      5,849,789

Energy (10.3%)
-------------------------------------------------------------------------------
        69,204 BJ Services Co.                                        3,325,252
        18,417 Compania Espanola de Petroleos, S.A.
               (CEPSA) (Spain)                                          671,603
        53,828 ENSCO International, Inc.                              1,569,624
       203,988 GlobalSantaFe Corp. (Cayman Islands) (S)               5,687,185
       120,589 Halliburton Co.                                        3,517,581
        50,900 Pride International, Inc. (NON)                          934,524
        80,939 Schlumberger, Ltd.                                     5,002,030
       452,000 TonenGeneral Sekiyu KK (Japan)                         3,760,831
        93,700 Varco International, Inc. (NON)                        2,275,036
        64,314 Weatherford International, Ltd.
               (Bermuda) (NON)                                        2,980,311
                                                                 --------------
                                                                     29,723,977

Forest Products and Packaging (0.5%)
-------------------------------------------------------------------------------
        72,180 Hankuk Paper Manufacturing Co., Ltd.
               (South Korea)                                          1,375,663

Machinery (1.0%)
-------------------------------------------------------------------------------
        53,400 Linde AG (Germany)                                     2,867,338

Metals (7.1%)
-------------------------------------------------------------------------------
       136,360 Alcoa, Inc.                                            4,415,337
       560,045 Alumina, Ltd. (Australia)                              2,146,673
        88,737 Arcelor (Luxembourg)                                   1,515,190
        99,851 BHP, Ltd. ADR (Australia)                              1,868,212
        25,700 Freeport-McMoRan Copper & Gold, Inc.
               Class B                                                  967,091
       231,870 Placer Dome, Inc. (Canada)                             4,062,362
        10,770 POSCO (South Korea)                                    1,547,656
       124,606 Rio Tinto PLC (United Kingdom)                         3,098,578
       666,660 Zinifex 144A (Australia) (NON)                           865,895
                                                                 --------------
                                                                     20,486,994

Oil & Gas (65.9%)
-------------------------------------------------------------------------------
       159,707 Amerada Hess Corp.                                    12,856,416
       616,966 BG Group PLC (United Kingdom)                          3,809,146
       737,698 BP PLC (United Kingdom)                                6,574,117
       134,612 Burlington Resources, Inc.                             4,876,993
       149,516 Canadian Natural Resources, Ltd.
               (Canada)                                               4,847,664
       197,400 ChevronTexaco Corp.                                   19,246,500
     3,817,500 CNOOC, Ltd. (Hong Kong)                                1,786,463
       163,333 ConocoPhillips                                        12,156,875
        85,184 Energy Partners, Ltd. (NON) (S)                        1,302,463
       620,675 ENI SpA (Italy)                                       12,712,464
       583,003 Exxon Mobil Corp.                                     26,876,438
       220,300 Imperial Oil, Ltd. (Canada) (S)                       10,340,882
        19,400 Lukoil ADR (Russia)                                    2,272,710
       249,800 Marathon Oil Corp.                                     9,060,246
        19,995 Murphy Oil Corp.                                       1,509,822
       115,900 Nexen, Inc. (Canada)                                   4,122,003
       348,000 Nippon Oil Corp. (Japan)                               2,166,080
       246,600 Noble Corp. (Cayman Islands) (NON)                     9,918,252
        76,079 Occidental Petroleum Corp.                             3,929,480
       351,050 Royal Dutch Petroleum Co.
               (Netherlands)                                         17,737,614
       425,900 Statoil ASA (Norway)                                   5,453,969
       105,489 Total SA Class B ADR (France)                         10,336,867
       213,200 Western Oil Sands, Inc. (Canada)
               (NON)                                                  5,441,269
                                                                 --------------
                                                                    189,334,733

Shipping (1.1%)
-------------------------------------------------------------------------------
        62,979 IHC Caland NV (Netherlands)                            3,028,593
                                                                 --------------
               Total Common stocks
               (cost $225,174,615)                                 $285,354,576

Short-term investments (3.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,457,341 Putnam Prime Money Market Fund (e)                    $2,457,341
     6,879,354 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.52% to 1.71% and due dates ranging
               from September 1, 2004 to September
               24, 2004 (d)                                           6,877,460
                                                                 --------------
               Total Short-term investments
               (cost $9,334,801)                                     $9,334,801
-------------------------------------------------------------------------------
               Total Investments
               (cost $234,509,416)                                 $294,689,377
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $287,468,973.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at August 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2004: (as a percentage of Market Value excluding collateral for loaned securities)

          Australia                       1.7%
          Bermuda                         1.1
          Canada                         10.0
          Cayman Islands                  5.4
          France                          3.9
          Germany                         2.5
          Hong Kong                       0.6
          India                           1.0
          Ireland                         1.3
          Italy                           4.4
          Japan                           2.1
          Luxembourg                      0.5
          Netherlands                     7.2
          Norway                          1.9
          Russia                          0.8
          South Korea                     1.0
          Switzerland                     1.1
          United Kingdom                  5.4
          United States                  47.9
          Other                           0.2
                                      -------
          Total                         100.0%

Forward currency contracts to buy at August 31, 2004
(aggregate face value $8,903,428)

                                 Aggregate      Delivery      Unrealized
                   Value        face value        date        appreciation
---------------------------------------------------------------------------
British Pound    $8,912,490     $8,903,428      12/15/04        $9,062
---------------------------------------------------------------------------

Forward currency contracts to sell at August 31, 2004
(aggregate face value $59,468,002)

                                                                 Unrealized
                                   Aggregate      Delivery     appreciation/
                      Value       face value        date      (depreciation)
----------------------------------------------------------------------------
Australian Dollar  $1,211,941     $1,200,074      12/15/04      $(11,867)
Canadian Dollar    18,319,977     18,451,209      12/15/04       131,232
Euro               30,586,634     30,448,746      12/15/04      (137,888)
Hong Kong Dollar    1,153,750      1,153,723      12/15/04           (27)
Japanese Yen        1,705,506      1,705,977      12/15/04           471
Norwegian Krone     3,912,862      3,912,888      12/15/04            26
Swiss Franc         2,622,152      2,595,385      12/15/04       (26,767)
----------------------------------------------------------------------------
                                                                $(44,820)
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
August 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $6,705,218 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $232,052,075)              $292,232,036
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $2,457,341) (Note 5)            2,457,341
-------------------------------------------------------------------------------
Foreign currency (cost $891) (Note 1)                                     921
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             863,202
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                470,608
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               140,791
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             770,636
-------------------------------------------------------------------------------
Total assets                                                      296,935,535

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            243,660
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          484,760
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            136,097
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 41,139
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              830
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                161,310
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  176,549
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              1,220,685
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  6,877,460
-------------------------------------------------------------------------------
Other accrued expenses                                                124,072
-------------------------------------------------------------------------------
Total liabilities                                                   9,466,562
-------------------------------------------------------------------------------
Net assets                                                       $287,468,973

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $207,015,511
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                             (613,819)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                     20,919,786
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  60,147,495
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $287,468,973

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($183,293,794 divided by 8,047,712 shares)                             $22.78
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $22.78)*                $24.04
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($86,574,002 divided by 3,939,326 shares)**                            $21.98
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,321,624 divided by 644,324 shares)**                              $22.23
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,207,261 divided by 142,484 shares)                                 $22.51
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $22.51)*                $23.33
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($72,292 divided by 3,179 shares)                        $22.74
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended August 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $365,716)                         $5,241,457
-------------------------------------------------------------------------------
Interest (including interest income of $9,488 from
investments in affiliated issuers) (Note 5)                            27,099
-------------------------------------------------------------------------------
Securities lending                                                     17,606
-------------------------------------------------------------------------------
Total investment income                                             5,286,162

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,865,157
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      579,934
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               208,363
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,396
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,936
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 425,839
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 794,504
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 136,881
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  23,657
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     164
-------------------------------------------------------------------------------
Other                                                                 200,544
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    14,813
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (14,813)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (1,164)
-------------------------------------------------------------------------------
Total expenses                                                      4,260,211
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (317,341)
-------------------------------------------------------------------------------
Net expenses                                                        3,942,870
-------------------------------------------------------------------------------
Net investment income                                               1,343,292
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   41,543,098
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       263,698
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (4,466,421)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                    413,391
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         21,924,713
-------------------------------------------------------------------------------
Net gain on investments                                            59,678,479
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $61,021,771
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended August 31
Increase in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,343,292       $2,244,497
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     37,340,375      (14,247,049)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        22,338,104       38,477,061
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        61,021,771       26,474,509
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                                   --         (990,062)
-------------------------------------------------------------------------------
Class M                                                   --             (950)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              76,165          153,226
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (60,337,866)     (13,182,997)
-------------------------------------------------------------------------------
Total increase in net assets                         760,070       12,453,726

Net assets
-------------------------------------------------------------------------------
Beginning of year                                286,708,903      274,255,177
-------------------------------------------------------------------------------
End of year (including accumulated net
investment loss and distributions in excess
of net investment income of $613,819 and
$1,933,741, respectively)                       $287,468,973     $286,708,903
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $17.92          $16.22          $19.58          $21.79          $19.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .16 (d)         .18             .14             .14             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.69            1.61           (1.50)           (.79)           2.17
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.85            1.79           (1.36)           (.65)           2.31
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --            (.10)           (.12)           (.12)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.88)          (1.44)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --            (.10)          (2.00)          (1.56)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                              .01             .01              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $22.78          $17.92          $16.22          $19.58          $21.79
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     27.12           11.12           (7.26)          (3.25)          12.07
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $183,294        $186,504        $173,632        $192,785        $206,190
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.33 (d)        1.26            1.18            1.14            1.15
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .77 (d)        1.12             .81             .69             .74
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     74.37          131.17          137.57          102.45          199.50
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the Fund for the year ended August 31, 2004, reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $17.42          $15.80          $19.14          $21.37          $19.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)                              .01 (d)         .05             .01            (.01)           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.54            1.56           (1.47)           (.78)           2.13
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.55            1.61           (1.46)           (.79)           2.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --              --              --            (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.88)          (1.44)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --           (1.88)          (1.44)           (.36)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                              .01             .01              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $21.98          $17.42          $15.80          $19.14          $21.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     26.18           10.25           (7.96)          (3.98)          11.19
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $86,574         $82,109         $87,085        $113,258        $126,004
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.08 (d)        2.01            1.93            1.89            1.90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .03 (d)         .35             .05            (.07)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     74.37          131.17          137.57          102.45          199.50
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004, reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $17.62          $15.98          $19.34          $21.64          $19.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                     -- (d) (e)     .06             .02              -- (e)         .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.60            1.57           (1.49)           (.81)           2.12
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.60            1.63           (1.47)           (.81)           2.15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --            (.01)           (.05)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.88)          (1.44)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --           (1.89)          (1.49)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                              .01             .01              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $22.23          $17.62          $15.98          $19.34          $21.64
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     26.16           10.26           (7.94)          (4.03)          11.22
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $14,322         $14,546          $9,657          $7,878          $4,040
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.08 (d)        2.01            1.93            1.89            1.90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .01 (d)         .40             .09            (.02)            .14
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     74.37          131.17          137.57          102.45          199.50
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004, reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended August 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $17.80          $16.11          $19.43          $21.62          $19.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .05 (d)         .10             .05             .03             .05
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  4.65            1.58           (1.49)           (.78)           2.14
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       4.70            1.68           (1.44)           (.75)           2.19
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              -- (e)          --              -- (e)        (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --           (1.88)          (1.44)           (.31)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --           (1.88)          (1.44)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                              .01             .01              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $22.51          $17.80          $16.11          $19.43          $21.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     26.46           10.52           (7.72)          (3.73)          11.47
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $3,207          $3,550          $3,881          $5,448          $8,254
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.83 (d)        1.76            1.68            1.64            1.65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                             .26 (d)         .60             .30             .16             .26
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     74.37          131.17          137.57          102.45          199.50
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended August 31, 2004, reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------
                                                                                                           For the period
                                                                                                          December 1, 2003+
Per-share                                                                                                   to August 31,
operating performance                                                                                            2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                            $18.32
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                         .12 (d)
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                              4.30
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                            4.42
---------------------------------------------------------------------------------------------------------------------------
Redemption fees (e)                                                                                                --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                  $22.74
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                          24.13*
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                    $72
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                        1.19 (d)*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                         .63 (d)*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                          74.37
---------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund in connection with investments in Putnam Prime Money Market Fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004, reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
August 31, 2004

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for Class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Prior to April 19, 2004 a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (includ ing the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. On August 31, 2004, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2004, the value of securities loaned amounted to $6,705,218. The fund received cash collateral of $6,877,460 which is pooled with collateral of other Putnam funds into 20 issuers of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on passive foreign investment companies, net operating loss and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2004, the fund reclassified $23,370 to increase accumulated net investment loss, with an increase to accumulated net realized gains of $23,370.

Unrealized appreciation                $60,367,285
Unrealized depreciation                 (1,127,147)
                                      ------------
Net unrealized appreciation             59,240,138
Undistributed short term gain            5,098,321
Undistributed long term gain            16,108,959
Cost for federal income tax purposes  $235,449,239


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended August 31, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended August 31, 2004, Putnam Management has assumed $14,813 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (see Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended August 31, 2004, the fund paid PFTC $652,526 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2004, the fund's expenses were reduced by $317,341 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $810 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $24,898 and $336 from the sale of class A and class M shares, respectively, and received $281,038 and $9,430 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2004, Putnam Retail Management, acting as underwriter, received $76,446 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended, August 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $198,036,782 and $259,076,439, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At August 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,872,660       $39,648,160
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,872,660        39,648,160

Shares repurchased                  (4,231,888)      (82,058,094)
----------------------------------------------------------------
Net decrease                        (2,359,228)     $(42,409,934)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,286,778       $53,005,654
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        54,525           892,886
----------------------------------------------------------------
                                     3,341,303        53,898,540

Shares repurchased                  (3,639,739)      (57,934,078)
----------------------------------------------------------------
Net decrease                          (298,436)      $(4,035,538)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,092,482       $22,225,763
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,092,482        22,225,763

Shares repurchased                  (1,865,827)      (35,754,094)
----------------------------------------------------------------
Net decrease                          (773,345)     $(13,528,331)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            750,649       $11,788,477
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       750,649        11,788,477

Shares repurchased                  (1,549,262)      (23,986,799)
----------------------------------------------------------------
Net decrease                          (798,613)     $(12,198,322)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            229,028        $4,503,391
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       229,028         4,503,391

Shares repurchased                    (410,197)       (7,919,644)
----------------------------------------------------------------
Net decrease                          (181,169)      $(3,416,253)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            496,392        $8,031,389
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       496,392         8,031,389

Shares repurchased                    (275,234)       (4,314,273)
----------------------------------------------------------------
Net increase                           221,158        $3,717,116
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             37,560          $789,184
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        37,560           789,184

Shares repurchased                     (94,458)       (1,838,632)
----------------------------------------------------------------
Net decrease                           (56,898)      $(1,049,448)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             45,281          $730,196
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        45,281           730,196

Shares repurchased                     (86,845)       (1,396,449)
----------------------------------------------------------------
Net decrease                           (41,564)        $(666,253)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                              to August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,510           $73,166
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         3,510            73,166

Shares repurchased                        (331)           (7,066)
----------------------------------------------------------------
Net increase                             3,179           $66,100
----------------------------------------------------------------


Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended, August 31, 2004, management fees paid were reduced by $1,164 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $9,488 for the period ended August 31, 2004.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh and McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The Fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $16,108,959 as long term capital gain, for its taxable year ended August 31, 2004.

For the period, interest and dividends from foreign countries were $2,829,053 or $0.22 per share (for all classes of shares). Taxes paid to foreign countries were $365,716 or $0.029 per share (for all classes of shares).

The fund has designated 50.55% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2004, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated, a public utility company, Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2004, there were 103 Putnam Funds, each of which is overseen by each Trustee.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund and Putnam Floating Rate
  Income Fund remains 3.25%.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN007-216511  10/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
August 31, 2004     $29,780*    $--             $2,750    $   50
August 31, 2003     $25,550     $--             $2,450    $1,731

* Includes fees of $ 330 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2004 and August 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 2,800 and $ 4,181 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating to calculation of investment performance and interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
August 31, 2004     $--             $--   $--         $--
August 31, 2003     $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: October 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: October 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: October 27, 2004